AB FlexFeeTM Large Cap Growth Portfolio

AB FlexFeeTM US Thematic Portfolio

(the “Portfolios”)

Supplement dated August 23, 2021 to the Prospectus dated April 30, 2021 for the Portfolios.

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The AB FlexFee US Thematic Portfolio has been renamed “AB Sustainable US Thematic Portfolio” (“US Thematic”) and is no longer offered through this Prospectus. All references to US Thematic in this Prospectus are hereby removed.

Please refer to US Thematic’s new prospectus dated August 23, 2021.

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This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

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